EXHIBIT A

                      CONNECTICUT ENERGY CORPORATION

                     1997 RESTRICTED STOCK AWARD PLAN


                                SECTION I.

                  Establishment, Designation and Purpose
                  --------------------------------------
     The Board hereby establishes a plan, designated as the Connecticut Energy Corporation 1997 Stock Award Plan (the "Plan"). The purpose of the Plan is to motivate Participants to work to achieve corporate objectives beneficial to the Corporation and its shareholders by awarding to them shares of Stock which become vested upon achievement of the objectives. The Plan should assist the Corporation to retain capable officers and other key employees who are eligible to participate in the Plan, and to attract and retain others who may reasonably expect to become Participants in the Plan after a reasonable period of employment with the Corporation or its Affiliates. Definitions of terms in boldface type are set out in Section XIV.

                                SECTION II.
                              Administration
                              --------------
     The Plan shall be administered by the Committee, which is authorized, in its sole discretion, to establish such rules and regulations, consistent with the terms of this Plan, as the Committee deems necessary or advisable for the proper administration of the Plan and to take such other action in connection with or in relation to the Plan as the Committee deems necessary or advisable.

     Each action of the Committee pursuant to the Plan, including any Award granted thereunder, shall be final and conclusive for all purposes and upon all persons, including, without limitation, the Corporation and its Affiliates, the Committee, the Board, the affected officers or key employees of the Corporation and/or its Affiliates and their respective successors in interest.

     The Committee shall, in its sole discretion, determine
(i) which officers and key employees of the Corporation and its Affiliates (who may also be members of the Board) shall be eligible to receive Awards pursuant to the Plan; (ii) the time or times at which Awards will be granted; (iii) the number of shares of Stock to be awarded; (iv) the time or times within which the Awards may be subject to forfeiture; and (v) all other conditions of each Award. The provisions and amount of the Awards need not be the same with respect to each recipient or with respect to the same recipient for different Performance Periods.

                               SECTION III.
                              Effective Date
                              --------------
     The Plan will become effective upon approval by the Board, subject to approval by the shareholders of the Corporation.

                                SECTION IV.
                                   Stock
                                   -----
     The Stock to be issued under the Plan shall be made available from treasury or authorized and unissued shares of Stock of the Corporation. The total number of shares of Stock that may be issued under the Plan may not exceed 300,000 shares, provided, however, that in the event of a stock dividend, stock split, reverse stock split, recapitalization, reorganization, merger, consolidation, spin-off, repurchase, share exchange or similar corporate transaction or event affecting the Stock, the Committee shall make appropriate adjustments as are necessary to the number of shares of Stock available or awarded under the Plan in order to prevent the dilution or enlargement of any rights of any Participant with respect to his or her Stock. Any fractional share resulting from an adjustment pursuant to this section shall be canceled and a cash equivalent shall be credited to the Participant's Account. Shares of Stock issued pursuant to Awards granted under the Plan that are subsequently forfeited pursuant to
Section VI shall be reincluded in the number of shares available for issuance under the Plan.

                                SECTION V.
                                Eligibility
                                -----------
     Any officer or senior salaried employee of the Corporation or any of its Affiliates may be selected by the Committee to participate in the Plan. A Participant may be the recipient of one or more Awards, as determined from time to time by the Committee. No Participant may acquire pursuant to Awards granted under the Plan more than 180,000 of the shares of Stock available for issue pursuant to the Plan, nor may a Participant receive more than $250,000 in dividends or distributions credited to his or her Account with respect to shares of Stock actually awarded for any one Performance Period.

                                SECTION VI.
                                  Awards
                                  ------
     Awards, except as otherwise specifically provided in the grant thereof, shall be granted to selected Participants for services rendered to the Corporation or to an Affiliate by the Participant and shall be subject to the following terms and conditions:
     (a) The Committee shall specify the number of shares of Stock to be issued by the Corporation to each Participant as a Target Award for each Performance Period (which may overlap an earlier Performance Period with respect to which the Participant has received a Target or Actual Award).
     (b) The Committee shall, pursuant to Section IX hereof, establish objective or quantitative performance goals which must be achieved or satisfied for each Participant's Target Award to become an Actual Award.
     (c) Each time a Target Award is awarded, the Committee shall establish any applicable schedule of performance goals pursuant to which percentages (greater, lesser, or equal to 100%, but in no event greater than 150%) of a Target Award can be earned as an Actual Award.
     (d) The Restricted Shares awarded as a Target Award shall be issued, subject to and in accordance with the provisions of
Section XI hereof, by the Corporation to the Participant, not later than the beginning of the Performance Period (except that as to the Performance Period including the fiscal year in which the Effective Date occurs, the performance goals shall be established, the Target Awards made and Restricted Shares issued within sixty (60) days following the approval of the Plan by the shareholders).
     (e) Actual Awards earned shall be awarded within sixty (60) days after the end of the applicable Performance Period.
     (f) If a Change in Control occurs during a Performance Period, all Target Award shares shall become Actual Awards shares effective as of the date of the Change in Control.
     (g) Actual Awards shall be deemed to have vested on the last day of the Performance Period in which the Actual Award was earned, subject to the following conditions:
          (i) Any Target Award which has not vested at the time of the Participant's termination of employment with the Corporation or an Affiliate for any reason (including, without limitation, termination by the Corporation with or without cause) other than death, shall be forfeited to the Corporation.
          (ii) Upon the death of a Participant during a Performance Period, a fraction of the Target Award shares shall be converted to Actual
                    Award shares in which the Participant is vested at death. The numerator of the fraction shall be the number of whole months in the Performance Period, prior to the Participant's death and the denominator of the fraction shall be the number of months in the Performance Period.
          (iii) Target Awards which are converted to Actual Awards upon a Change in Control shall vest upon the occurrence of a Change in Control.

                               SECTION VII.
                        Nontransferability of Stock
                        ---------------------------
     Shares of Stock issued as Target Awards shall not be transferable by the Participant to whom they are issued, and such Stock may not be sold, exchanged, transferred, pledged, hypothecated, assigned, or otherwise disposed of at any time prior to the vesting of an Actual Award. Any distributions under the Plan shall be made only to the applicable Participant or his or her estate. No Award, sum or other interest under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, and any attempt by a Participant or any beneficiary under the Plan to do so shall be void. No interest under the Plan shall in any manner be liable for or subject to the debts, contracts, liabilities or torts of any Participant or his or her estate.

                               SECTION VIII.
                  Registration, Possession, Issuance and
                     Delivery of Shares and Dividends
                     --------------------------------
     (a) Each grant of Stock under the Plan shall be immediately registered on the transfer ledgers of the Corporation in the name of the Participant who receives the grant. From the date of such transfer on the books of the Corporation, each Participant shall be entitled to vote such Stock as the record owner thereof. Prior to the end of the Performance Period, such rights to vote shall relate to the shares issued as a Target Award; thereafter, such rights shall be based upon the number of shares, if any, comprising the Actual Award. Possession of the certificate representing shares of Stock shall be retained by the Treasurer of the Corporation for the benefit of each Participant until the provisions of the Plan relating to the removal of restrictions have been satisfied and the Participant has become vested as to particular shares of Stock. Thereupon, the Treasurer of the Corporation shall promptly deliver the certificates for such shares to the Participant. Notwithstanding any other provision of the Plan, the grant, issuance or delivery of any shares of Stock may be postponed for such period as may be required to comply with any applicable requirements of any national securities exchange or any requirements under any other law or regulation applicable to the grant, issuance or delivery of such shares. The Corporation shall not be obligated to grant, issue or deliver any such shares if the grant, issuance or delivery thereof would constitute a violation of any provision of any law or of any regulation of any governmental authority or any national securities exchange.
     (b) Each Participant will be entitled to receive all cash dividends and other distributions made with respect to the Stock granted under the Plan as a vested Actual Award. Cash dividends on the Stock shall be credited to each Participant's Account if, as and when dividends are declared and paid by the Corporation with respect to its outstanding shares of common stock. In the case of dividends paid in property other than cash, the amount of the dividend shall be deemed to be the fair market value of the property at the time of the payment of the dividend, as determined in good faith by the Committee and shall be credited to the Participant's Account. Pending the satisfaction of performance and vesting conditions, such dividends and distributions shall be credited based on the number of shares conditionally awarded. Only dividends and distributions with respect to shares in an Actual Award which has vested shall be distributed from a Participant's Account to the Participant. As of the date the Account is distributed, such Account shall be credited with interest equal to six percent per annum, compounded quarterly on the average daily balance in such Account, determined retroactively on the basis of the number of shares actually awarded which have subsequently become vested.
     (c) All of the shares of Stock granted to a Participant under the Plan, together with all cash dividends and interest thereon accumulated in the Participant's Account, shall become free of restrictions imposed by this Section and shall be distributed to the Participant entitled thereto when the Participant's interest therein becomes vested.

                                SECTION IX.
                             Performance Goals
                             -----------------
     Performance goals shall be established in writing by the Committee for each Participant for each Performance Period not later than ninety (90) days after the beginning of the Performance Period to which they relate and shall be used by the Committee to determine the number of shares earned as an Actual Award at the end of that Performance Period. The Committee is authorized to revise the criteria upon which Awards are based prior to the commencement of any Performance Period; however, once the Committee has established the Performance Period, the criteria for that Performance Period may not be revised. Conversion of Target Awards to Actual Awards shall be conditioned upon the achievement of (some, all or more than) one or more stated earnings per share ("EPS") and total shareholder return ("TSR") objectives. EPS shall be measured against a specified budgeted amount and TSR shall be measured against the TSR for a selected group of peers (companies whose activities are similar to those that the Corporation engages
in). In addition, the performance goals of officers and employees of Affiliates may also include earnings objectives set for the Affiliate(s) by which they are employed.

                                SECTION X.
                               Tax Treatment
                               -------------
     Stock awarded to Participants represents compensation to them for their service as employees of the Corporation or its Affiliates. The Corporation shall require the withholding of any and all taxes that the Corporation believes to be required to be withheld by any government or agency thereof. The Corporation, in its discretion, may withhold Stock in lieu of cash, with the Corporation remitting to the appropriate tax authorities the fair market value of the Stock withheld. The Participant or his or her estate shall bear all taxes, irrespective of whether withholding is required.

                                SECTION XI.
              Amendments, Suspensions and Termination of Plan
              -----------------------------------------------
     The Board or the Committee may terminate the plan, in whole or in part, suspend the Plan, in whole or in part from time to time, and may amend the Plan from time to time, including the adoption of amendments deemed necessary or desirable to qualify the Awards under laws of various states (including tax laws) and under rules and regulations promulgated by the Securities and Exchange Commission with respect to employees who are subject to the provisions of Section 16 of the Exchange Act. The Board or Committee may correct any defect or supply an omission or reconcile any inconsistency in the Plan or in any Award granted thereunder, without the approval of the shareholders of the Corporation, provided, however, that no action shall be taken without the approval of the shareholders of the Corporation which may increase the number of shares of Stock available for Awards or withdraw administration of the Plan from the Committee (except as provided in Section IV), or permit any person while a member of the Committee to be eligible to receive an Award. Without limiting the foregoing, the Board or the Committee may make amendments applicable or inapplicable only to Participants who are subject to
Section 16 of the Exchange Act. No amendment, termination or suspension of the Plan shall in any manner affect Awards previously granted without the consent of the Participant to whom shares were previously awarded. The Plan shall terminate upon the earliest occurrence of one of the following events:
     (i) The issuance of all of the shares of Stock authorized to be issued pursuant to the Plan;
     (ii) The vote of the Board or the Committee to terminate the Plan; or
     (iii) Ten (10) years after the Effective Date.

                               SECTION XII.
                    Restrictive Legend and Stock Power
                    ----------------------------------
     (a) Each certificate evidencing Restricted Shares shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Stock. Any attempt to dispose of such Stock in contravention of such terms, conditions, and restrictions shall be ineffective. The Committee may adopt rules which provide that the certificates evidencing such shares may be held in custody by a bank or other institution, or that the Corporation may itself hold such shares in custody until the restrictions thereon shall have lapsed and may require, as a condition of any Award, that the recipient Participant shall have delivered to the custodian bank or the Treasurer of the Corporation a stock power endorsed in blank relating to the Stock evidenced by such certificate.
     (b) As a condition of participation in the Plan, each Participant to whom a Target Award is granted agrees that the certificates for the Restricted Shares may be inscribed with the following legend:
     "The shares of the Corporation's common stock evidenced by this certificate are subject to the terms and restrictions of the Corporation's 1997 Restricted Stock
     Plan; such shares are subject to forfeiture or cancellation under the terms of said Plan; and such shares shall not be sold, transferred, assigned, pledged, encumbered or otherwise alienated or hypothecated except pursuant to the provisions of said Plan, a copy of which Plan is available from the Corporation upon request."

                               SECTION XIII.
                               Governing Law
                               -------------
     The Plan and all determinations made and actions taken pursuant thereto shall be governed by the laws of the State of Connecticut.

                               SECTION XIV.
                                 Glossary
                                 --------
     (a) "Account" means the internal account maintained by or on behalf of the Corporation in which cash dividends and interest thereon are accumulated for the benefit of each Participant in the Plan. The Accounts established for Participants are merely an administrative convenience and the Corporation shall not be required to segregate any cash or other property of the Corporation. Any amounts which become payable to a Participant shall be paid from the general assets of the Corporation.
     (b) "Affiliate" shall have the meaning ascribed to that term in Rule 12b-2 of the General Rules as and Regulations under the Exchange Act as in effect on the Effective Date.
     (c)  An "Award" has two components:
       (i) A "Target Award" which consists of a conditional grant of Restricted Shares to a Participant at the beginning of a Performance Period; and
       (ii) An "Actual Award", which consists of an unconditional grant of entitlement (upon satisfaction of any applicable vesting conditions) to shares equal in number to none, some, all or more than all (but in no event, more than 150%) of the Restricted Shares issued as a Target Award as to which the performance goals have been satisfied.
     (d)  "Board" means the Board of Directors of the Corporation.
     (e) A "Change in Control" of the Corporation shall be deemed to have occurred if:
          (i)     Any Person is or becomes an Acquiring Person;
          (ii) Less than 2/3 of the total membership of the Board shall be Continuing Directors; or
          (iii) The shareholders of the Corporation shall approve a merger or consolidation of the Corporation or a plan of complete liquidation of the Corporation or an agreement for the sale or disposition by the Corporation of all or substantially all of the Corporation's assets.
     In connection with the preceding definition of "Change in Control", the capitalized terms appearing in boldface type herein are defined as follows:
          (iv) "Acquiring Person" means any Person who is or becomes a "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act of securities of the Corporation representing 20% or more of the combined voting power of the Corporation's then outstanding voting securities, unless such person has filed with respect to its holdings and continues to hold such securities for investment in a manner qualifying such Person to utilize Schedule 13G and all required amendments thereunder with respect to its holdings and continues to hold such securities for investment in a manner qualifying such person to utilize
                  Schedule 13G for reporting of ownership.
          (v) "Affiliate" and "Associate" shall have the respective meaning ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act as in effect on the Effective Date hereof.
          (vi) "Continuing Directors" means any member of the Board who was a member of the Board prior to the date hereof and any successor of a Continuing Director while such successor is a member of the Board who is not an Acquiring Person or an Affiliate or an Associate of an Acquiring Person and who is recommended or elected to succeed the Continuing Director by a majority of the Continuing Directors.
          (vii) "Person" shall have the meaning assigned to it in Section 13d and 14d of the Exchange Act.
     (f) "Committee" means the Nominating and Salary Committee appointed by the Board from among its members who are both Outside Directors and Non-Employee Directors, as from time to time constituted.
     (g) "Corporation" means Connecticut Energy Corporation, a corporation organized and existing under the laws of the State of Connecticut or its successor.
     (h) "Effective Date" means the date of adoption of the Plan by the Board, subject to the subsequent approval of the Plan by the Corporation's shareholders.
     (i)  "Exchange Act" means the Securities and Exchange Act of
          1934, as amended.
     (j) "Non-Employee Director" means a member of the Board who satisfies the definition of that term as set forth in Rule 16b-3(b)(3)(i) of the Exchange Act rules.
     (k) "Outside Director" means a member of the Board who satisfies the definition of that term as set forth in
          Section 162(m) of the Internal Revenue Code of 1986, as amended from time to time, and the Treasury Regulations thereunder.
     (l) "Participant" means an employee of the Corporation or one of its Affiliates who has been selected by the Committee to receive an Award.
     (m) "Pension Plan" means The Southern Connecticut Gas Company Pension Plan for Salaried and Certain Other Employees.
     (n) "Performance Period" means a three-year period comprising three fiscal years of the Corporation.
     (o) "Plan" means this Connecticut Energy Corporation 1997 Restricted Stock Award Plan.
     (p) "Restricted Shares" means shares of Stock issued to a Participant as a Target Award subject to the conditions imposed thereon by the Committee until such time as such shares become vested in the Participant.
     (q) "Stock" means the Corporation's Common Stock, $1.00 par value.
     (r) To "Vest" means, with respect to a Participant's interest in shares of Stock, that such interest has become nonforfeitable.


                                                               EXHIBIT B

                      CONNECTICUT ENERGY CORPORATION

                     NON-EMPLOYEE DIRECTOR STOCK PLAN


                                SECTION I.
                  Establishment, Designation and Purpose
                  --------------------------------------
     The Board hereby establishes a plan, designated as the Non-Employee Directors Stock Plan of Connecticut Energy Corporation (the "Plan"). The purpose of the Plan is to align the interests of Non-Employee Directors with the Corporation's shareholders by awarding Stock to Non-Employee Directors. The Plan should assist the Corporation in attracting and retaining capable Non-Employee Directors who are committed to furthering the success of the Corporation and its Affiliates in ways that are reflected in the market value of the Corporation's shares. Definitions of words in boldface type are contained in Section XII.

                                SECTION II.
                              Administration
                              --------------
     The Plan shall be administered by the Committee, which is authorized, in its sole discretion, to establish such rules and regulations, consistent with the terms of this Plan, as the Committee deems necessary or advisable for the proper administration of the Plan, to administer the Plan and to take such other action in connection with or in relation to the Plan as the Committee deems necessary or advisable.

                               SECTION III.
                              Effective Date
                              --------------
     The Plan will become effective upon adoption by vote of the Board, subject to approval by the shareholders of the Corporation.

                                SECTION IV.
                                   Stock
                                   -----
     The Stock to be issued under the Plan shall be made available from treasury or authorized and unissued shares of Stock of the Corporation. The total number of shares of Stock that may be issued under the Plan may not exceed 13,000, provided, however, that in the event of a stock dividend, stock split, reverse stock split, recapitalization, reorganization, merger, consolidation, spin-off, repurchase, share exchange or similar corporate transaction or event affecting the Stock, the Committee shall make appropriate adjustments as are necessary to the number of shares of Stock that may be awarded under the Plan in order to prevent the dilution or enlargement of any rights of any Non-Employee Director.

                                SECTION V.
                                Eligibility
                                -----------
     All Non-Employee Directors shall be eligible to participate in the Plan.

                                SECTION VI.
                                  Awards
                                  ------
     Each Non-Employee Director incumbent on the Effective Date will be awarded one hundred (100) shares of Stock on the date of the meeting of the Board following the Corporation's 1997 Annual Meeting of Shareholders. Each year at the meeting of the Board following the Corporation's annual meeting of shareholders, each then-incumbent Non-Employee Director will be awarded 100 shares of Stock. Such Stock may be awarded upon such other conditions or subject to such restrictions, not inconsistent with the provisions of the Plan, as the Committee shall deem appropriate.

                               SECTION VII.
                         Transferability of Stock
                         ------------------------
     Unless awarded pursuant to conditions or restrictions specified by the Committee at the time of award, shares of Stock awarded pursuant to the Plan shall not be subject to restrictions on transferability, exchange, sale or assignment.

                               SECTION VIII.
                           Distribution of Stock
                           ---------------------
     Unless otherwise specified by the Committee at the time of award, shares of Stock shall be issued (and transferred on the books of the Corporation to the names of) to the respective Non-Employee Directors to whom awarded, effective as of the date of award, on or as soon after the date of award as is reasonably feasible. From the date of such transfer on the books of the Corporation, each Non-Employee Director shall be the absolute owner of the Stock issued to him or her, respectively and, as such owner, shall be entitled to receive dividends and to vote such Stock as the record owner thereof.

                                SECTION IX.
                               Tax Treatment
                               -------------
     Stock awarded to Non-Employee Directors shall be in addition to, and not in lieu of, compensation to them for their service as directors of the Corporation. For accounting and tax treatment purposes, Stock shall be valued at the closing price of the Stock as reported in the Wall Street Journal (or other reputable publication containing daily price quotations of the Stock) as of the close of trading on the business day next preceding the date of grant of the award (or, in the event of a grant subject to restrictions justifying deferral of inclusion in income, the date as of which such restrictions lapse).

                                SECTION X.
                    Amendments and Termination of Plan
                    ----------------------------------
     The Plan may be terminated or amended in whole or in part at any time by the Board; provided, however, that the Board may not, without further approval of the Corporation's shareholders, increase the number of shares of Stock which may be issued under the Plan, (except as may be necessary to effect an adjustment pursuant to Section IV hereof) materially increase the benefits accruing to Non-Employee Directors under the Plan or materially modify the requirements for eligibility to participate in the Plan. The President or any Vice President of the Corporation, with the concurrence of the Vice President and General Counsel, is authorized to make administrative modifications to the Plan deemed necessary or desirable in order to conform provisions of the Plan to the requirements of federal or state laws applicable to the Corporation. No amendment or termination of the Plan shall alter or impair any rights or benefits accruing under the Plan to a Non-Employee Director without the express consent of such Non-Employee Director. The Plan shall terminate upon the earliest occurrence of one of the following events:
     (i) The issuance of all of the shares of Stock authorized to be issued pursuant to Section IV of the Plan;
     (ii)   The vote of the Board to terminate the Plan; or
     (iii)  Ten (10) years after the Effective Date.

                                SECTION XI.
                               Governing Law
                               -------------
     The Plan and all determinations made and actions taken pursuant thereto shall be governed by the laws of the State of Connecticut.

                               SECTION XII.
                                 Glossary
                                 --------
     (i) "Affiliate" shall have the meaning ascribed to that term in Rule 12b-2 of the General Rules and Regulations under the Exchange Act as in effect as of the Effective Date.
     (ii) "Board" means the Board of Directors of the Corporation.
     (iii) "Committee" means the Nominating and Salary Committee appointed by the Board from among its members, as from time to time constituted.
     (iv) "Corporation" means Connecticut Energy Corporation, a corporation organized and existing under the laws of the State of Connecticut or its successors.
     (v) "Effective Date" means the date of adoption of the Plan by the Board, subject to the subsequent approval of Plan by the Corporation's shareholders.
     (vi) "Exchange Act" means the Securities and Exchange Act of 1934, as amended.
     (vii) "Non-Employee Director" means a member of the Board who is not an employee of the Corporation or of any of its Affiliates and who was not employed by the Corporation or any of its Affiliates for a period twelve (12) months preceding such individual's election to the Board.
     (viii) "Plan" means the Non-Employee Directors Stock Compensation Plan of Connecticut Energy Corporation.
     (ix) "Stock" means the Corporation's Common Stock, $1.00 par value.